UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 10, 2009

Limited Brands, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH	43230
(Address of Principal Executive Offices)	(Zip Code)

(614) 415-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Limited Brands, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X regarding certain of the Company’s subsidiaries that guarantee $500 million of currently outstanding 8.50% senior notes due 2019.

The supplemental guarantor financial information is provided within footnote 24 for the periods disclosed within the Company’s Annual Report on Form 10-K for the year ended January 31, 2009 (the “2008 Form 10-K”), which was originally filed with the United States Securities and Exchange Commission (“SEC”) on March 27, 2009. On June 15, 2009, the 2008 Form 10-K was recast to reflect the Company’s adoption, effective as of February 1, 2009, of Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment to ARB 51” (“SFAS No. 160”).

In addition, the Company is filing supplemental guarantor financial information within footnote 20 for the periods disclosed within the Company’s Quarterly Report on Form 10-Q for the quarterly period ended August 1, 2009 (the “Second Quarter 2009 Form 10-Q”), which was originally filed with SEC on September 4, 2009.

All other information in the 2008 Form 10-K as recast on June 15, 2009 and the Second Quarter 2009 Form 10-Q remains unchanged. This Current Report does not modify or update the disclosures therein in any way, nor does it reflect any subsequent information or events, other than the inclusion of required supplemental guarantor financial information. Without limitation of the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the 2008 Form 10-K as recast on June 15, 2009 or the Second Quarter 2009 Form 10-Q for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. The information in this Current Report should be read in conjunction with the 2008 Form 10-K and the Second Quarter 2009 Form 10-Q.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

15	Letter re: Unaudited Interim Financial Information re: Incorporation of Report of Independent Registered Public Accounting Firm.

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1	Item 8 – Financial Statements and Supplementary Data for the fiscal year ended January 31, 2009.

99.2	Item 1 – Financial Statements; Report of Independent Registered Public Accounting Firm for the quarterly period ended August 1, 2009.

101	The materials included within Item 1 of Exhibit 99.2 formatted in Extensible Business Reporting Language (“XBRL”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Limited Brands, Inc.

Date: November 10, 2009	By	/s/ STUART B. BURGDOERFER
Stuart B. Burgdoerfer
Executive Vice President and Chief Financial Officer*

*	Mr. Burgdoerfer is the principal financial officer and the principal accounting officer and has been duly authorized to sign on behalf of the Registrant.

Index to Exhibits

Exhibit No.	Description

15	Letter re: Unaudited Interim Financial Information re: Incorporation of Report of Independent Registered Public Accounting Firm.

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1	Item 8 – Financial Statements and Supplementary Data for the fiscal year ended January 31, 2009.

99.2	Item 1 – Financial Statements; Report of Independent Registered Public Accounting Firm for the quarterly period ended August 1, 2009.

101	The materials included within Item 1 of Exhibit 99.2 formatted in Extensible Business Reporting Language (“XBRL”).